UACSC 99-C

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                   March 2000

NOTE BALANCE RECONCILIATION                                                        DOLLARS
                                                       CLASS A-1        CLASS A-2           CLASS A-3         CLASS A-4
                                                     -------------     -------------      -------------     -------------
Original Note Balances                               72,500,000.00     94,500,000.00      88,000,000.00     95,200,000.00
Beginning Period Note Balances                        2,897,870.34     94,500,000.00      88,000,000.00     95,200,000.00
Principal Collections - Scheduled Payments            2,897,870.34      1,193,421.65                  -                 -
Principal Collections - Payoffs                                  -      3,696,315.73                  -                 -
Principal Withdrawal from Payahead                               -            996.05                  -                 -
Gross Principal Charge Offs                                      -        855,883.93                  -                 -
Repurchases                                                      -         10,567.59                  -                 -
Accelerated Principal                                            -        714,327.75                  -                 -
Principal shortfall, up to Accelerated Principal                 -                 -                  -                 -
Total Principal to be Distributed                     2,897,870.34      6,471,512.70                  -                 -
                                                     -------------     -------------      -------------     -------------
Ending Note Balances                                             -     88,028,487.30      88,000,000.00     95,200,000.00
                                                     =============     =============      =============     =============

Note Factor                                                      -         0.9315184          1.0000000         1.0000000
Interest Rate                                               5.4730%           6.1900%            6.6100%            6.820%




                                                                                                NUMBERS
                                                           CLASS B             TOTAL
NOTE BALANCE RECONCILIATION                              -------------      --------------       ------
Original Note Balances                                   14,591,551.00      364,791,551.00       24,594
Beginning Period Note Balances                           14,591,551.00      295,189,421.34       21,595
Principal Collections - Scheduled Payments                           -        4,091,291.99
Principal Collections - Payoffs                                      -        3,696,315.73          398
Principal Withdrawal from Payahead                                   -              996.05
Gross Principal Charge Offs                                          -          855,883.93           58
Repurchases                                                          -           10,567.59            2
Accelerated Principal                                                -          714,327.75
Principal shortfall, up to Accelerated Principal                     -                   -
Total Principal to be Distributed                                    -        9,369,383.04
                                                         -------------      --------------       ------
Ending Note Balances                                     14,591,551.00      285,820,038.30       21,137
                                                         =============      ==============       ======

Note Factor                                                  1.0000000           0.7835161
Interest Rate                                                    7.050%             6.3476%



PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                       364,791,551.99
Beginning Period Principal Balance                               303,594,883.36
Principal Collections - Scheduled Payments                         4,091,291.99
Principal Collections - Payoffs                                    3,696,315.73
Principal Withdrawal from Payahead                                       996.05
Gross Principal Charge Offs                                          855,883.93
Repurchases                                                           10,567.59
                                                                 --------------
Ending Principal Balance                                         294,939,828.07
                                                                 ==============
Ending Note Balances                                             285,820,038.30
                                                                 ==============
Tail not sold                                                              0.99
                                                                 ==============
Cumulative Accelerated Principal                                   9,119,788.78
                                                                 ==============


CASH FLOW RECONCILIATION

Principal Wired                                                    7,798,732.19
Interest Wired                                                     3,075,814.07
Withdrawal from Payahead Account                                       1,545.02
Repurchases (Principal and Interest)                                  13,349.83
Charge Off Recoveries                                                419,668.68
Interest Advances                                                     84,907.97
Collection Account Interest Earned                                    34,880.16
Spread Account Withdrawal                                                     -
Policy Draw for Principal or Interest                                         -
                                                                 --------------

Total Cash Flow                                                   11,428,897.92
                                                                 ==============


TRUSTEE DISTRIBUTION(4/10/00)

Total Cash Flow                                                   11,428,897.92
Unrecovered Advances on Defaulted Receivables                         28,010.01
Servicing Fee (Due and Unpaid)                                                -
Interest to Class A-1 Noteholders, including any overdue amounts      14,538.37
Interest to Class A-2 Noteholders, including any overdue amounts     487,462.50
Interest to Class A-3 Noteholders, including any overdue amounts     484,733.33
Interest to Class A-4 Noteholders, including any overdue amounts     541,053.33
Interest to Class B Noteholders, including any overdue amounts        85,725.36
Principal to Class A-1 Noteholders, including any overdue amounts 2,897,870.34 Principal to Class A-2 Noteholders, including any overdue amounts 6,471,512.70
Principal to Class A-3 Noteholders, including any overdue amounts             -
Principal to Class A-4 Noteholders, including any overdue amounts             -
Principal to Class B Noteholders, including any overdue amounts               -
Insurance Premium                                                     33,044.82
Interest Advance Recoveries from Payments                             55,466.71
Unreimbursed draws on the Policy for Principal or Interest                    -
Deposit to Payahead                                                   11,655.20
Payahead Account Interest to Servicer                                     98.45
Excess                                                               317,726.80
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============

Servicing Fee Retained from Interest Collections                     252,995.74

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                     911,978.88
Beginning Balance                                                    911,978.88
Trustee Distribution of Excess                                       317,726.80
Interest Earned                                                        4,528.46
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                     27,255.31
                                                                 --------------
Ending Balance                                                     1,261,489.45
                                                                 ==============

Required Balance                                                   2,735,936.64



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                  14,591,662.08
Beginning Balance                                                  4,303,779.19
Reduction Due to Spread Account                                               -
Reduction Due to Accelerated Principal                            (1,173,629.61)
Reduction Due to Principal Reduction                                (303,794.15)
                                                                 --------------
Ending Balance                                                     2,826,355.43
                                                                 ==============

First Loss Protection Required Amount                              2,826,355.42
First Loss Protection Fee %                                               2.00%
First Loss Protection Fee                                              4,867.61



POLICY RECONCILIATION


Original Balance                                                 364,791,551.00
Beginning Balance                                                296,187,176.45
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   296,187,176.45
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              286,425,057.48
                                                                 ==============
Required Balance                                                 286,425,057.48


PAYAHEAD RECONCILIATION


Beginning Balance                                                     22,323.54
Deposit                                                               11,655.20
Payahead Interest                                                         98.45
Withdrawal                                                             1,545.02
                                                                 --------------
Ending Balance                                                        32,532.17
                                                                 ==============

CURRENT DELINQUENCY
                                              PRINCIPAL        % OF ENDING
 # PAYMENTS DELINQUENT          NUMBER         BALANCE        POOL BALANCE
 ---------------------          ------         -------        ------------
1 Payment                        278        3,888,324.72           1.32%
2 Payments                       141        1,972,294.50           0.67%
3 Payments                        83        1,098,936.94           0.37%
                                 ---        ------------           ----
Total                            502        6,959,556.16           2.36%
                                 ===        ============           ====



DELINQUENCY RATE (60+)
                                                            RECEIVABLE
                                       END OF PERIOD        DELINQUENCY
   PERIOD              BALANCE         POOL BALANCE            RATE
   ------              -------         ------------            ----
Current              3,071,231.44      294,939,828.07          1.04%
1st Previous         2,905,110.62      303,594,883.36          0.96%
2nd Previous         2,863,603.25      311,189,737.22          0.92%


NET LOSS RATE

                                                                                                          DEFAULTED
                                                          LIQUIDATION             AVERAGE                 NET LOSS
   PERIOD                                 BALANCE           PROCEEDS            POOL BALANCE             (ANNUALIZED)
   ------                                 -------           --------            ------------             ------------
Current                                   855,883.93       419,668.68          299,267,355.72                 1.75%
1st Previous                              654,341.57       379,316.61          307,392,310.29                 1.07%
2nd Previous                              859,992.65       298,672.60          314,934,725.99                 2.14%

Gross Cumulative Charge Offs            4,140,037.90                    Number of Repossessions                  52
Gross Liquidation Proceeds              1,263,533.73                    Number of Inventoried Autos EOM         106
Net Cumulative Loss Percentage                 0.79%                    Amount of Inventoried Autos EOM  724,197.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)                  0.59%
Trigger                                        1.50%
Status                                           OK




DATE: April 10, 2000                          /s/ Ashley Vukovits
                                              ------------------------------
                                              ASHLEY VUKOVITS
                                              FINANCE OFFICER